Other (Erxpenses) Income (Tables)	12 Months Ended
Dec. 31, 2025
Other (Expenses) Income [Abstract]
Schedule of Other (Expenses) Income

Other (expenses) income consist of the followings:

	For the years ended December 31,
	2023	2024	2025	2025
	HK$	HK$	HK$	US$
Government subsidies (note (i))	—	175,688	—	—

Exchange (loss) gain on foreign currency translation, net	(98,435)	73,322	69,371	8,913
Others	29,200	(77,838)	118,055	15,167
Total	(69,235)	(4,516)	187,426	24,080
(i)	For the year ended December 31, 2024, the amount represented to the government subsidies provided by the Hong Kong Government, for eligible technological service and solution projects. The purpose of these initiatives is to motivate companies to improve business productivity and upgrade the business processes. There were no unfulfilled conditions nor other contingencies attached to the government subsidies.